                                                                     Exhibit 4.2

NUMBER                                                                    SHARES

                                    ADVANCED
                                    LIGHTING
                               TECHNOLOGIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO
COMMON STOCK                                                   SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES that                                          CUSIP: 007530 10 2




is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF
                      ADVANCED LIGHTING TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

         IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.


Date:

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)       TRANSFER AGENT

BY:




AUTHORIZED SIGNATURE







Executive Vice President, Secretary and Treasurer                                              Chairman and Chief Executive Officer

                      ADVANCED LIGHTING TECHNOLOGIES, INC.



           The Corporation will mail to the shareholder a copy of the express terms of common shares and the express terms, if any, of all series of its preferred shares without charge within five days after receipt of a written request therefor.


         The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM        -  as tenants in common                 UNIF GIFT MIN ACT -  ________ Custodian ____________________________
         TEN ENT        -  as tenants by the entireties                                (Cust)                    (Minor)
         JT TEN         -  as joint tenants with right of                            under Uniform Gifts to Minors
                           survivorship and not as tenants                           Act ___________________
                           in common                                                       (State)

     Additional abbreviations may also be used though not in the above list.



         For Value Received, ____________________, hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated: ________________



                           -----------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:




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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.